UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06728

Name of Fund:  BlackRock MuniYield Quality Fund II, Inc. (MQT)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield

  Quality Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2014

Date of reporting period: 04/30/2014

Item 1 – Report to Stockholders

APRIL 30, 2014

ANNUAL REPORT

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	APRIL 30, 2014

Shareholder Letter

Dear Shareholder,

Markets have remained highly attuned to potential changes in U.S. monetary policy over the past year. This was markedly evident one year ago in May of 2013 when then-Federal Reserve Chairman Bernanke first mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. U.S. Treasury yields rose sharply following his comments, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Global equities also suffered as investors feared the implications of a potential end to a program that had greatly supported stocks. Emerging markets, which are more sensitive to changes in global liquidity, were especially hurt by the prospect of ebbing cash flows from the United States. Markets broadly rebounded in late June, however, when the Fed’s tone turned more dovish. At the same time, improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although the tone of economic and financial news was mixed last autumn, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September 2013 when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians finally engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was a generally positive period for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally released from the anxiety that had gripped them for quite some time.

The start of the new year brought a stark change in sentiment. Heightened volatility in emerging markets — driven by reduced global liquidity, severe currency weakness, high levels of debt and uneven growth – combined with mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from new Fed Chair Janet Yellen. While U.S. economic data had softened, investors were assuaged by increasing evidence that this was a temporary trend resulting from harsher-than-usual winter weather.

In the final months of the period, signs of decelerating growth in China and geopolitical tensions in Russia and Ukraine made for a bumpy ride, but markets continued their climb as investors focused on improving U.S. economic data, stronger corporate earnings and a still-dovish central bank. Within developed markets, investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. Emerging markets also benefited from this broad rotation into cheaper valuations and were further supported by an improving growth outlook for a number of developing countries.

Even though investors were gearing up for a modest shift toward tighter monetary policy from the Fed, equity markets in the developed world posted solid gains for the six- and 12-month periods ended April 30. Emerging markets, however, experienced increased volatility amid heightened risks for the asset class. Interest rate uncertainty posed a headwind for fixed income assets, and higher-quality sectors of the market performed poorly over the reporting period. Conversely, high yield bonds benefited from income-oriented investors’ search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

  In a modest global growth environment, expectations around monetary policy changes continued to be a key theme in financial market performance.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.36%	20.44%
U.S. small cap equities (Russell 2000® Index)	3.08	20.50
International equities (MSCI Europe, Australasia, Far East Index)	4.44	13.35
Emerging market equities (MSCI Emerging Markets Index)	(2.98)	(1.84)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.03	0.06
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.88	(5.25)
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	1.74	(0.26)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.24	0.46
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.72	6.28
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended April 30, 2014

Municipal Market Conditions

After a strong start to 2013, the municipal market was upturned as investors reacted to statements issued by the U.S. Federal Reserve in May and June relating to the eventual reduction of its bond-buying stimulus program (which ultimately took effect in January 2014). The prospect of U.S. monetary policy tightening sooner than previously expected led to a sharp rise in interest rates and waning municipal bond performance. (Bond prices fall as rates rise.) Municipal bond mutual funds saw strong outflows through the remainder of 2013, before investors again sought the relative safety of the asset class in the New Year. For the 12-month period ended April 30, 2014, net outflows were approximately $60 billion (based on data from the Investment Company Institute).

High levels of interest rate volatility, particularly on the long-end of the curve resulted in a sharp curtailment of tax-exempt issuance in May of 2013 through the end of the period. However, from a historical perspective, total new issuance for the 12 months ended April 30, 2014 remained relatively strong at $300 billion (but meaningfully lower than the $388 billion issued in the prior 12-month period). A significant portion of new supply during this period was attributable to refinancing activity (roughly 40%) as issuers took advantage of lower interest rates to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of April 30, 2014
6 months : 4.24%
12 months : 0.46%

A Closer Look at Yields

From April 30, 2013 to April 30, 2014, muni yields increased by 65 basis points (“bps”) from 2.84% to 3.49% on AAA-rated 30-year municipal bonds, while increasing 61 bps from 1.69% to 2.30% on 10-year bonds and rising another 49 bps from 0.74% to 1.23% on 5-year issues (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period as the spread between 2- and 30-year maturities widened by 59 bps and the spread between 2- and 10-year maturities widened by 55 bps.

During the same time period, U.S. Treasury rates rose by 58 bps on 30-year and 98 bps on 10-year bonds, while moving up 100 bps in 5-years. Accordingly, tax-exempt municipal bonds underperformed Treasuries on the long end of the yield curve as investors sought to reduce interest rate risk later in the period. On the short and intermediate parts of the curve, the outperformance of municipal bonds versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets (which are more sensitive to interest rate movements) into short- and intermediate-duration investments (which are less sensitive to interest rate movements). Additionally, municipal bonds benefited from the increased appeal of tax-exempt investing in the new higher tax rate environment. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in today’s environment. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 15 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	APRIL 30, 2014

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage are significantly lower than the income earned on the Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest or dividends and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOBs”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940 (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	5

Fund Summary as of April 30, 2014	BlackRock MuniYield Fund, Inc.

Fund Overview

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2014, the Fund returned (6.38)% based on market price and (1.21)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (5.00)% based on market price and (0.78)% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

As interest rates moved sharply higher early in the period, the Fund’s duration exposure (sensitivity to interest rate movements) was the most significant detractor from performance. (Bond prices fall when rates rise.) The Fund’s state and local tax-backed and transportation holdings generally produced negative returns for the period. In the beginning of the period, the Fund’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities during the period. Additionally, the Fund’s various holdings of higher quality investment grade bonds generated modestly negative returns.

•

During a period in which interest rates increased in the earlier half and declined in the latter half, the additional income afforded by the Fund’s use of leverage, a persistently low cost of borrowing and the Fund’s emphasis on credit exposure helped mitigate much of the market-related volatility. The Fund benefited from holding unrated as well as low investment grade and non-investment grade bonds, which exhibited superior performance compared to higher quality investment grade bonds during the period. The Fund’s concentrations in education, health care, utilities and corporate-related debt also had a positive impact on results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of April 30, 2014 ($14.14)[1]	6.83%
Tax Equivalent Yield[2]	12.07%
Current Monthly Distribution per Common Share[3]	$0.0805
Current Annualized Distribution per Common Share[3]	$0.9660
Economic Leverage as of April 30, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

6	ANNUAL REPORT	APRIL 30, 2014

BlackRock MuniYield Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/14	4/30/13	Change	High	Low
Market Price	$14.14	$16.24	(12.93)%	$16.30	$12.30
Net Asset Value	$14.71	$16.01	(8.12)%	$16.06	$12.99

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	4/30/14	4/30/13
Health	21%	22%
Transportation	20	21
Education	13	11
State	12	13
Corporate	11	9
County/City/Special District/School District	10	11
Utilities	10	12
Tobacco	3	1

Credit Quality Allocation[1]	4/30/14	4/30/13
AAA/Aaa	9%	9%
AA/Aa	41	43
A	28	29
BBB/Baa	10	9
BB/Ba	2	1
B	4	2
CCC/Caa	—	1
Not Rated[2]	6	6

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2014 and April 30, 2013, the market value of these securities was $9,493,537 and $8,883,640, each representing 1%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	8%
2015	4
2016	5
2017	4
2018	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2014	7

Fund Summary as of April 30, 2014	BlackRock MuniYield Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2014, the Fund returned (6.23)% based on market price and 0.04% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (5.00)% based on market price and (0.78)% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•	The Fund benefited from the accrual of income generated from coupon payments on its municipal bond holdings.

•

The largest detractor from performance was the Fund’s duration exposure (sensitivity to interest rate movements) as tax-exempt municipal rates increased significantly during the first half of the period. (Bond prices fall when rates rise.) During the second half of the period, however, intermediate and long-term rates fell, resulting in less significant rate increases for the overall annual period. The Fund’s exposure to the long-end of the yield curve also detracted from performance, especially in the first half of the period when shorter rates (two to five years) rose less than long rates (twenty years and longer). In the beginning of the period, the Fund’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of April 30, 2014 ($14.84)[1]	6.47%
Tax Equivalent Yield[2]	11.43%
Current Monthly Distribution per Common Share[3]	$0.08
Current Annualized Distribution per Common Share[3]	$0.96
Economic Leverage as of April 30, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

8	ANNUAL REPORT	APRIL 30, 2014

BlackRock MuniYield Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/14	4/30/13	Change	High	Low
Market Price	$14.84	$16.94	(12.40)%	$17.24	$13.05
Net Asset Value	$15.73	$16.83	(6.54)%	$16.89	$14.00

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	4/30/14	4/30/13
County/City/Special District/School District	32%	24%
Transportation	21	21
Utilities	16	16
State	15	19
Health	8	10
Education	5	6
Housing	2	3
Corporate	1	1

Credit Quality Allocation[1]	4/30/14	4/30/13
AAA/Aaa	10%	10%
AA/Aa	63	61
A	24	27
BBB/Baa	3	1
Not Rated	—	1	[2]

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2013, the market value of these securities was $2,950,141, representing less than 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	5%
2015	9
2016	3
2017	12
2018	15

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2014	9

Fund Summary as of April 30, 2014	BlackRock MuniYield Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2014, the Fund returned (4.04)% based on market price and 0.55% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (5.00)% based on market price and (0.78)% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund benefited from the accrual of income generated from coupon payments on its municipal bond holdings. Additionally, short positions in U.S. Treasury futures contracts used to manage interest rate risk had a positive impact on the Fund’s performance for the period.

•

The largest detractor from performance was the Fund’s duration exposure (sensitivity to interest rate movements) as tax-exempt municipal rates increased significantly during the first half of the period. (Bond prices fall when rates rise.) During the second half of the period, however, intermediate and long-term rates fell, resulting in less significant rate increases for the overall annual period. The Fund’s exposure to the long-end of the yield curve also detracted from performance, especially in the first half of the period when shorter rates (two to five years) rose less than long rates (twenty years and longer). In the beginning of the period, the Fund’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of April 30, 2014 ($12.91)[1]	6.55%
Tax Equivalent Yield[2]	11.57%
Current Monthly Distribution per Common Share[3]	$0.0705
Current Annualized Distribution per Common Share[3]	$0.8460
Economic Leverage as of April 30, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

10	ANNUAL REPORT	APRIL 30, 2014

BlackRock MuniYield Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/14	4/30/13	Change	High	Low
Market Price	$12.91	$14.41	(10.41)%	$14.81	$11.25
Net Asset Value	$13.78	$14.68	(6.13)%	$14.73	$12.30

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	4/30/14	4/30/13
County/City/Special District/School District	29%	28%
Transportation	22	22
State	16	17
Utilities	12	12
Health	10	11
Education	8	6
Housing	2	3
Corporate	1	1

Credit Quality Allocation[1]	4/30/14	4/30/13
AAA/Aaa	7%	8%
AA/Aa	70	68
A	20	21
BBB/Baa	3	2
Not Rated	—	1	[2]

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2013, the market value of these securities was $2,695,818, representing less than 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	7%
2015	7
2016	5
2017	11
2018	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2014	11

Schedule of Investments April 30, 2014	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.8%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.50%, 1/01/22	$5,250	$5,250,577
County of Jefferson Alabama Sewer, Refunding RB:
Convertible CAB, Senior Lien, Series C (AGM), 6.50%, 10/01/38 (a)	1,215	738,404
Convertible CAB, Senior Lien, Series C (AGM), 6.60%, 10/01/42 (a)	1,060	640,092
Senior Lien, Series A (AGM), 5.00%, 10/01/44	1,665	1,689,559
Senior Lien, Series A (AGM), 5.25%, 10/01/48	3,175	3,265,583
Sub-Lien, Series D, 6.00%, 10/01/42	7,410	7,816,809

		19,401,024
Alaska — 1.0%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	2,050	1,978,352
5.00%, 6/01/46	6,450	4,682,442

		6,660,794
Arizona — 3.9%
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	2,800	2,561,608
Phoenix IDA Arizona, Refunding RB, America West Airlines, Inc. Project, AMT:
6.25%, 6/01/19	3,000	3,000,960
6.30%, 4/01/23	5,090	5,100,333
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	7,365	8,069,609
5.00%, 12/01/37	5,000	5,476,150
Vistancia Community Facilities District Arizona, GO, 5.75%, 7/15/24	2,125	2,176,786

		26,385,446
California — 10.0%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	4,425	5,093,883
Sutter Health, Series B, 6.00%, 8/15/42	6,465	7,658,310
Municipal Bonds	Par (000)	Value
California (continued)
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/34	$3,155	$3,559,850
St. Joseph Health System, 5.00%, 7/01/33	2,560	2,800,000
California Pollution Control Financing Authority, RB (b):
County of San Diego California Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	2,510	2,510,552
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	3,465	3,473,974
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45	1,650	1,617,346
California State Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	1,605	1,720,351
Sub-Series I-1, 6.38%, 11/01/34	2,385	2,859,830
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.13%, 7/01/39	2,300	2,452,812
California Statewide Communities Development Authority, Refunding RB, Episcopal Communities & Services:
5.00%, 5/15/42	585	589,996
5.00%, 5/15/47	735	740,138
California Statewide Financing Authority, RB, Tobacco Settlement, Series A, 6.00%, 5/01/43	3,285	3,282,733
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	1,605	1,808,129
City of Stockton California Public Financing Authority, ARB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	335	374,681
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	405	450,688

Portfolio Abbreviations

AGC	Assured Guaranty Corp.	HDA	Housing Development Authority
AGM	Assured Guaranty Municipal Corp.	HFA	Housing Finance Agency
AMBAC	American Municipal Bond Assurance Corp.	HRB	Housing Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	IDA	Industrial Development Authority
ARB	Airport Revenue Bonds	ISD	Industrial Development Authority
BARB	Building Aid Revenue Bonds	LRB	Lease Revenue Bonds
BHAC	Berkshire Highway Assurance Corp.	M/F	Multi-Family
CAB	Capital Appreciation Bonds	NPFGC	National Public Finance Guarantee Corp.
COP	Certificates of Participation	PSF-GTD	Permanent School Fund Guaranteed
EDA	Economic Development Authority	Radian	Radian Financial Guaranty
EDC	Economic Development Corp.	RB	Revenue Bonds
ERB	Education Revenue Bonds	S/F	Single-Family
GAB	Grant Anticipation Bonds	SO	Special Obligation
GARB	General Airport Revenue Bonds	Syncora	Syncora Guarantee
GO	General Obligation Bonds

See Notes to Financial Statements.

12	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
San Diego Community College District California, GO, Election of 2006, 5.00%, 8/01/43	$2,190	$2,413,030
State of California, GO:
(AMBAC), 5.00%, 4/01/31	10	10,037
Various Purposes, 6.00%, 3/01/33	5,085	6,094,576
Various Purposes, 6.50%, 4/01/33	14,075	17,153,625
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	2,175	2,124,540

		68,789,081
Colorado — 2.3%
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	3,580	3,636,958
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment, 8.00%, 6/01/14 (c)	6,850	6,896,237
University of Colorado, RB, Series A:
5.25%, 6/01/30	2,250	2,601,563
5.38%, 6/01/32	1,250	1,446,763
5.38%, 6/01/38	830	949,445

		15,530,966
Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,770	2,950,327
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University:
5.00%, 7/01/39	5,000	5,430,050
Series G, 5.00%, 7/01/35	2,225	2,433,171

		10,813,548
Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,305	2,466,696
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	8,275	8,443,230

		10,909,926
District of Columbia — 3.1%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	4,440	4,614,803
Metropolitan Washington Airports Authority, Refunding RB:
1st Senior Lien, Series A, 5.25%, 10/01/44	2,425	2,550,785
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/31 (d)	8,350	3,532,467
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/32 (d)	15,000	5,921,850
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/33 (d)	13,410	4,939,171

		21,559,076
Municipal Bonds	Par (000)	Value
Florida — 7.1%
City of Atlantic Beach Florida, RB, Health Care Facilities, Fleet Landing Project, Series B, 5.63%, 11/15/43	$2,805	$2,934,507
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/39	6,900	7,417,017
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	2,155	2,415,108
County of Hillsborough Florida IDA, RB, National Gypsum Co. AMT:
Series A, 7.13%, 4/01/30	7,500	7,533,750
Series B, 7.13%, 4/01/30	5,000	5,003,950
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	7,530	8,170,728
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/37	1,310	1,399,512
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	6,150	7,014,997
Midtown Miami Community Development District, Special Assessment Bonds, Series B, 6.50%, 5/01/37	4,895	4,913,552
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (e)(f)	4,226	1,731,771

		48,534,892
Georgia — 1.4%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,700	1,884,110
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	6,945	7,552,687

		9,436,797
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	2,760	3,046,736
Idaho — 1.5%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	10,000	10,013,600
Illinois — 16.9%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	1,000	947,200
City of Chicago Illinois, GARB, O’Hare International Airport 3rd Lien:
Series A, 5.63%, 1/01/35	4,200	4,570,188
Series A, 5.75%, 1/01/39	3,500	3,820,985
Series C, 6.50%, 1/01/41	11,920	13,830,061
City of Chicago Illinois, GO, Series A:
Project, 5.00%, 1/01/34	6,515	6,576,502
Refunding, 5.25%, 1/01/32	6,390	6,629,944
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	1,660	1,760,878
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	9,280	9,308,304
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,130	2,273,924

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	13

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	$6,030	$6,223,864
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,635	1,802,604
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,970	2,114,362
Ascension Health, Series A, 5.00%, 11/15/42	3,575	3,808,090
Central Dupage Health, Series B, 5.50%, 11/01/39	3,235	3,591,497
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	4,720	4,977,712
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47 (d)	27,225	4,426,240
Series B (AGM), 5.00%, 6/15/50	12,435	12,686,933
Series B-2, 5.00%, 6/15/50	5,085	5,186,802
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,730	3,181,542
6.00%, 6/01/28	2,335	2,709,581
State of Illinois, GO:
5.50%, 7/01/38	4,000	4,363,480
5.00%, 2/01/39	3,195	3,309,541
Series A, 5.00%, 4/01/38	2,510	2,597,549
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,275	1,413,223
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	1,675	1,798,213
5.00%, 4/01/44	2,045	2,183,385

		116,092,604
Indiana — 5.4%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 2/01/38	1,950	1,955,343
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	1,635	1,753,554
7.00%, 1/01/44	3,950	4,263,235
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,665	7,329,700
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	910	918,873
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	3,015	3,054,647
Sisters of St. Francis Health Services, 5.25%, 11/01/39	1,690	1,785,722
Indiana Finance Authority, Refunding RB, Series A:
Community Health Network Project, 5.00%, 5/01/42	3,495	3,646,858
Parkview Health System, 5.75%, 5/01/31	6,645	7,214,543
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,230	2,503,866
Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	$2,580	$2,787,690

		37,214,031
Iowa — 2.5%
Iowa Finance Authority, RB, Midwestern Disaster Area, Alcoa, Inc. Project, 4.75%, 8/01/42	1,830	1,731,930
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	1,950	1,973,595
5.50%, 12/01/22	4,765	4,841,860
5.25%, 12/01/25	940	939,633
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	3,475	3,630,020
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	4,970	4,230,663

		17,347,701
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	4,380	4,893,511
Kentucky — 0.5%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,055	2,208,776
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 7/01/43 (a)	2,485	1,513,191

		3,721,967
Louisiana — 3.4%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	1,610	1,750,666
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	9,000	9,987,750
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	1,260	1,314,432
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	2,055	2,221,003
5.25%, 5/15/31	1,750	1,851,692
5.25%, 5/15/32	2,240	2,356,122
5.25%, 5/15/33	2,430	2,549,264
5.25%, 5/15/35	1,025	1,075,738

		23,106,667
Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	3,140	3,286,638
Maryland — 0.8%
County of Prince George’s Maryland, SO, Remarketing, National Harbor Project, 5.20%, 7/01/34	1,500	1,506,315

See Notes to Financial Statements.

14	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland (concluded)
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	$880	$916,705
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	2,400	2,567,736
Maryland Industrial Development Financing Authority, RB, Our Lady Of Good Counsel School, Series A, 6.00%, 5/01/15 (c)	500	527,925

		5,518,681
Massachusetts — 2.0%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A-1, 5.25%, 7/01/29	3,250	3,966,495
Massachusetts Development Finance Agency, Refunding RB:
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42	4,565	4,589,606
Seven Hills Foundation & Affiliates (Radian), 5.00%, 9/01/35	3,500	3,427,830
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	1,640	1,752,389

		13,736,320
Michigan — 4.9%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien:
Series A, 5.00%, 7/01/32	3,175	3,064,510
Series A, 5.25%, 7/01/39	8,995	8,749,436
Series B (AGM), 7.50%, 7/01/33	1,835	1,990,865
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	2,795	2,954,986
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital (c):
8.25%, 9/01/18	6,365	7,806,800
Series V, 8.00%, 9/01/18	2,000	2,457,880
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	6,085	6,522,025

		33,546,502
Minnesota — 0.1%
City of Minneapolis Minnesota, HRB, Gaar Scott Loft Project, AMT, 5.95%, 5/01/30 (g)	785	787,590
Mississippi — 0.0%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	280	302,789
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	510	551,438
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	510	539,284

		1,090,722
Municipal Bonds	Par (000)	Value
Nebraska — 0.4%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	$1,670	$1,766,860
5.00%, 9/01/42	925	956,145

		2,723,005
New Jersey — 3.3%
New Jersey EDA, RB:
1st Mortgage, Lions Gate Project, Series A, 5.75%, 1/01/25	710	712,016
1st Mortgage, Lions Gate Project, Series A, 5.88%, 1/01/37	230	228,199
Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	975	985,364
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	2,500	2,859,575
New Jersey State Turnpike Authority, RB, Series A:
5.00%, 1/01/38	1,355	1,451,490
5.00%, 1/01/43	1,835	1,955,119
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AMBAC), 0.00%, 12/15/35 (d)	8,110	2,775,729
Series A, 5.50%, 6/15/41	3,630	3,990,459
Series B, 5.25%, 6/15/36	4,990	5,414,998
Rutgers—The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/38	1,025	1,131,190
5.00%, 5/01/43	1,065	1,165,920

		22,670,059
New York — 6.0%
City of New York New York Industrial Development Agency, ARB, British Airways PLC Project, AMT, 7.63%, 12/01/32	1,250	1,256,362
City of New York New York Transitional Finance Authority, Future Tax Secured Bonds, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	4,985	5,376,223
County of Dutchess New York IDA, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29 (e)(f)	2,000	1,819,800
County of Oneida New York Industrial Development Agency, RB, Hamilton College Civic Facility, 5.00%, 9/15/26	1,990	2,195,308
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,960	5,459,869
5.25%, 11/15/39	1,765	1,944,412
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	4,910	5,396,925
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	2,480	2,697,298
New York State Dormitory Authority, RB, Series F:
5.00%, 3/15/15 (c)	75	78,133
5.00%, 3/15/35	6,305	6,533,808
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	3,595	4,027,443

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	15

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	$2,625	$2,887,159
6.00%, 12/01/42	1,485	1,630,634

		41,303,374
North Carolina — 2.4%
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	3,675	3,795,797
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	2,805	3,055,627
North Carolina Medical Care Commission, Refunding RB:
1st Mortage, Aldersgate, 6.25%, 7/01/35	2,970	3,059,456
1st Mortgage, Presbyterian Homes, 5.40%, 10/01/27	5,000	5,021,100
First Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	1,210	1,331,436

		16,263,416
Ohio — 0.6%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,380	1,445,260
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	2,840	2,928,637

		4,373,897
Pennsylvania — 2.8%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	5,250	5,256,877
City of Philadelphia Pennsylvania IDA, RB, Commercial Development, AMT, 7.75%, 12/01/17	1,265	1,268,428
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,805	4,037,029
National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	2,000	2,000,300
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, Student Housing, 5.00%, 10/01/44	1,890	1,886,995
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,305	2,477,529
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	2,560	2,446,746

		19,373,904
Rhode Island — 0.4%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35	4,155	3,045,199
Municipal Bonds	Par (000)	Value
South Carolina — 3.8%
Charleston Educational Excellence Finance Corp., RB (AGC) (c):
5.25%, 12/01/15	$7,795	$8,410,649
5.25%, 12/01/15	6,920	7,466,542
5.25%, 12/01/15	2,510	2,708,240
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	6,695	7,140,619

		25,726,050
Tennessee — 1.3%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,855	3,068,640
County of Hardeman Tennessee Correctional Facilities Corp., RB, 7.75%, 8/01/17	2,030	2,011,344
Metropolitan Government Nashville & Davidson County Health & Educational Facility Board, Refunding RB, Vanderbilt University, Series D, 3.25%, 10/01/37	4,530	4,148,393

		9,228,377
Texas — 10.5%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	4,365	4,776,925
Sub-Lien, 5.00%, 1/01/33	725	727,581
Sub-Lien, 5.00%, 1/01/42	645	627,063
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	3,060	3,431,270
City of Houston Texas Airport System, RB, Special Facilities Continental Airlines Inc., AMT Series E:
7.38%, 7/01/22	3,500	3,500,910
6.75%, 7/01/29	4,520	4,521,356
7.00%, 7/01/29	3,000	3,000,840
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	3,100	3,503,434
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	1,525	1,697,035
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
6.38%, 1/01/33	460	488,065
7.00%, 1/01/43	485	518,033
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	4,320	4,891,234
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	410	400,607
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/44	1,000	1,110,170
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (d)	4,110	1,149,033
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/31	12,140	13,005,582
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/25	6,365	7,303,837

See Notes to Financial Statements.

16	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	$6,000	$6,956,880
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	6,655	7,596,150
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	2,445	2,511,626

		71,717,631
Virginia — 2.1%
County of James City Virginia EDA, Refunding RB, 1st Mortgage, Williamsburg Lodge, Series A:
5.35%, 9/01/26	1,500	1,519,995
5.50%, 9/01/34	2,000	2,014,160
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings LLC Project, AMT:
5.25%, 1/01/32	3,270	3,425,881
6.00%, 1/01/37	5,905	6,403,677
Winchester Industrial Development Authority, RB, Westminster-Canterbury, Series A, 5.20%, 1/01/27	1,000	1,006,210

		14,369,923
Washington — 1.1%
Vancouver Housing Authority, HRB, M/F Housing, Teal Pointe Apartments Project, AMT:
6.00%, 9/01/22	875	875,140
6.20%, 9/01/32	1,250	1,249,850
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,745	5,270,888

		7,395,878
Wisconsin — 3.2%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	14,300	16,730,714
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	4,970	5,454,426

		22,185,140
Wyoming — 1.1%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	6,195	6,744,434
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/42	595	611,910

		7,356,344
Total Municipal Bonds — 113.6%		779,459,806
Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Alabama — 0.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/36	$4,538	$4,670,005
California — 8.0%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	6,581	7,201,600
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (i)	5,310	6,020,159
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	19,080	21,042,187
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	11,977	12,909,267
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	4,650	5,154,014
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	2,154	2,475,060

		54,802,287
Colorado — 2.6%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	7,490	7,769,152
Series C-7, 5.00%, 9/01/36	4,800	4,979,520
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (i)	4,299	4,874,930

		17,623,602
Connecticut — 2.9%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	9,117	9,970,832
Series X-3, 4.85%, 7/01/37	9,266	10,114,738

		20,085,570
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	11,448	12,291,529
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	6,398	6,977,699
Massachusetts — 0.7%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,607	5,015,588
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (i)	4,048	4,594,050

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	17

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
New York — 6.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	$3,194	$3,618,347
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	3,260	3,619,845
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	21,630	23,346,557
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	13,080	14,467,657

		45,052,406
North Carolina — 3.5%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	18,897	20,339,188
Wake Forest University, 5.00%, 1/01/38	3,120	3,442,171

		23,781,359
Ohio — 4.6%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	27,896	31,404,128
Tennessee — 1.7%
County of Shelby Tennessee Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	11,240	12,002,971
Texas — 2.9%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	5,060	5,472,997
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,920	7,499,965
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	6,241	6,895,479

		19,868,441
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	$7,300	$7,702,141
Virginia — 3.7%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	6,266	6,879,701
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	10,618	11,822,694
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	6,075	6,466,645

		25,169,040
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	5,384	5,930,978
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (i)	11,456	12,184,364
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.1%		309,156,158
Total Long-Term Investments (Cost — $1,016,708,915) — 158.7%		1,088,615,964

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (j)(k)	4,902,847	4,902,847
Total Short-Term Securities (Cost — $4,902,847) — 0.7%		4,902,847
Total Investments (Cost — $1,021,611,762) — 159.4%		1,093,518,811
Other Assets Less Liabilities — 1.9%		13,373,090
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.7)%		(169,279,278)
VRDP Shares, at Liquidation Value — (36.6)%		(251,400,000)

Net Assets Applicable to Common Shares — 100.0%		$686,212,623

Notes to Schedule of Investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Zero-coupon bond.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	Non-income producing security.

(g)	Variable rate security. Rate shown is as of report date.

(h)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

18	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

(i)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $23,449,481.

(j)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at April 30, 2014	Income
FFI Institutional Tax-Exempt Fund	6,265,241	(1,362,394)	4,902,847	$3,073

(k)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of April 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(777)	10-Year U.S Treasury Note	Chicago Board of Trade	June 2014	$96,675,797	$(240,954)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,088,615,964	—	$1,088,615,964
Short-Term Securities	$4,902,847	—	—	4,902,847

Total	$4,902,847	$1,088,615,964	—	$1,093,518,811

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(240,954)	—	—	$(240,954)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	19

Schedule of Investments (concluded)	BlackRock MuniYield Fund, Inc. (MYD)

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of April 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$1,061,000	—	—	$1,061,000
Liabilities:
TOB trust certificates	—	$(169,240,920)	—	(169,240,920)
VRDP Shares	—	(251,400,000)	—	(251,400,000)

Total	$1,061,000	$(420,640,920)	—	$(419,579,920)

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments April 30, 2014	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.2%
City of Birmingham Alabama, GO, CAB, Series A, 0.00%, 3/01/43 (a)	$560	$507,253
County of Jefferson Alabama, RB, Limited Obligation Schools, Series A, 4.75%, 1/01/25	3,000	2,874,180
University of Alabama, RB, Series A (NPFGC), 5.00%, 7/01/34	7,125	7,177,654

		10,559,087
Alaska — 1.5%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	600	634,500
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,400	1,542,114
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/32	4,425	5,214,951

		7,391,565
Arizona — 0.8%
Greater Arizona Development Authority, RB, Series B (NPFGC), 5.00%, 8/01/35	1,600	1,666,800
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,525	1,672,879
5.25%, 10/01/28	250	276,225

		3,615,904
Arkansas — 0.3%
Arkansas Development Finance Authority, RB (AMBAC), 0.00%, 7/01/46 (b)	7,000	1,369,620
California — 19.1%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/25	4,150	4,466,769
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (b):
0.00%, 8/01/37	3,250	959,790
0.00%, 8/01/38	7,405	2,081,545
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	775	892,149
Sutter Health, Series B, 5.88%, 8/15/31	1,500	1,779,930
California State Public Works Board, LRB, Various Judicial Council Projects, Series A, 5.00%, 3/01/38	955	1,019,577
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	2,000	2,126,180
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34 (a)	5,000	4,186,450
City of San Jose California, Refunding ARB, AMT:
Series A (AMBAC), 5.50%, 3/01/32	5,100	5,615,406
Series A-1, 5.75%, 3/01/34	1,150	1,278,823
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/31	2,800	2,991,884
County of Orange California Sanitation District, COP, Series B (AGM):
5.00%, 2/01/30	3,500	3,854,165
5.00%, 2/01/31	1,200	1,312,188
Municipal Bonds	Par (000)	Value
California (concluded)
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/38	$3,000	$3,312,480
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	900	1,087,821
El Monte Union High School District, GO, Series C (AGM), 5.25%, 6/01/28	6,110	6,610,348
Grossmont Union High School District, GO, CAB, Election of 2004, 0.00%, 8/01/31 (b)	5,000	2,235,750
Grossmont-Cuyamaca Community College District, GO, Refunding CAB, Election of 2002, Series C (AGC), 0.00%, 8/01/30 (b)	10,030	4,959,935
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34 (a)	4,125	3,092,719
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	770	853,460
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (a)	1,945	1,058,022
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 8/01/36 (b)	5,000	1,713,800
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 8/01/37 (b)	4,005	1,290,091
San Bernardino Community College District, GO, CAB, Election of 2008, Series B, 0.00%, 8/01/34 (a)	10,000	8,853,100
San Diego California Unified School District, GO, CAB, Election of 2008, Series C, 0.00%, 7/01/38 (b)	2,200	676,368
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 7/01/31 (b)	1,725	799,417
San Diego California Unified School District, GO, Series G (b):
0.00%, 7/01/34	900	317,259
0.00%, 7/01/35	950	314,488
0.00%, 7/01/36	1,430	445,431
0.00%, 7/01/37	950	278,531
San Jose California Unified School District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/15 (c)	2,825	2,994,443
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	900	977,355
5.00%, 8/01/38	760	816,795
State of California, GO, 5.50%, 4/01/28	5	5,021
State of California, GO, Refunding, Various Purpose:
5.00%, 2/01/38	2,000	2,154,180
5.00%, 9/01/41	2,300	2,456,929
5.00%, 10/01/41	1,300	1,389,596
State of California, GO:
Various Purpose, 5.00%, 4/01/42	1,500	1,608,270
Various Purposes, 5.50%, 3/01/40	2,000	2,268,060
Ventura County Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/15 (c)	1,825	1,934,938
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 0.00%, 8/01/36 (b)	15,000	5,141,400

		92,210,863

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	21

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Colorado — 0.4%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	$1,885	$2,056,120
Florida — 10.2%
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/33	4,765	5,171,169
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,250	1,453,562
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	2,700	2,966,706
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	1,280	1,442,240
5.38%, 10/01/32	1,700	1,822,587
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B, 6.38%, 7/01/28	3,300	3,878,358
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	2,755	3,162,823
Series B, AMT, 6.00%, 10/01/30	870	1,002,458
Series B, AMT, 6.25%, 10/01/38	560	637,308
Series B, AMT, 6.00%, 10/01/42	895	1,000,028
County of Miami-Dade Florida, Refunding RB, Special Obligation, Sub-Series B, 5.00%, 10/01/37	1,705	1,775,058
County of Miami-Dade Florida Aviation, Refunding ARB, Series A:
Miami International Airport, AMT (AGC), 5.00%, 10/01/40	1,000	1,012,490
5.50%, 10/01/36	6,490	7,142,310
AMT, 5.00%, 10/01/32	3,550	3,765,059
County of Miami-Dade Florida Aviation Revenue, Refunding RB, AMT, 5.00%, 10/01/34	260	274,921
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	2,825	3,044,192
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	375	395,479
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	1,395	1,559,261
5.38%, 10/01/29	1,900	2,145,480
Florida State Department of Environmental Protection, RB, Florida Forever Project, Series B (NPFGC), 5.00%, 7/01/27	1,350	1,496,124
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,620	1,800,322
South Florida Water Management District, COP:
(AGC), 5.00%, 10/01/22	700	769,517
(AMBAC), 5.00%, 10/01/36	1,500	1,608,960

		49,326,412
Georgia — 1.7%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C (AGM), 5.00%, 7/01/14 (c)	5,000	5,041,050
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	3,150	3,342,591

		8,383,641
Municipal Bonds	Par (000)	Value
Hawaii — 0.6%
Honolulu City & County Board of Water Supply, RB, Series A, 5.00%, 7/01/14 (c)	$3,000	$3,024,690
Illinois — 19.8%
City of Chicago Illinois, GARB, O’Hare International Airport 3rd Lien:
Series A, 5.75%, 1/01/39	5,500	6,004,405
Series B-2, AMT (Syncora), 6.00%, 1/01/29	1,930	1,938,395
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC), 0.00%, 1/01/31 (b)	13,000	5,578,690
City of Chicago Illinois, GO, Refunding, Series A, 5.25%, 1/01/33	3,710	3,831,873
City of Chicago Illinois, GO, Series A, 5.25%, 1/01/35	1,250	1,273,838
City of Chicago Illinois, Refunding GARB, O’Hare International Airport AMT:
Series C, 5.38%, 1/01/39	4,090	4,302,312
Passenger Facility Charge, Series B, 5.00%, 1/01/31	7,500	7,874,475
City of Chicago Illinois, Refunding RB, Series A:
Sales Tax Receipts, 5.00%, 1/01/41	1,140	1,169,116
Waterworks, Second Lien (AMBAC), 5.00%, 11/01/36	1,500	1,557,840
City of Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	2,975	3,058,359
City of Chicago Illinois Park District, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	750	789,113
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	840	902,404
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	380	406,121
County of Cook Illinois Forest Preserve District, GO, Series C, 5.00%, 12/15/37	440	467,421
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	850	940,950
Illinois HDA, RB, Liberty Arms Senior Apartments, Series D, AMT (AMBAC), 4.88%, 7/01/47	2,740	2,715,340
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	26,525	27,984,936
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 0.00%, 6/15/30 (b)	15,000	7,170,450
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project Series B:
CAB (AGM), 0.00%, 6/15/44 (b)	4,625	923,520
4.25%, 6/15/42	6,000	5,890,320
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	900	1,044,378
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	3,200	4,021,408
State of Illinois, GO:
5.25%, 2/01/33	1,140	1,223,573
5.50%, 7/01/33	1,100	1,205,204
5.25%, 2/01/34	1,140	1,218,888
5.50%, 7/01/38	590	643,613
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	1,245	1,336,582

		95,473,524

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Indiana — 1.8%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	$1,400	$1,539,622
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/40	1,190	1,210,063
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	690	696,728
Indiana Municipal Power Agency, RB, Series A (NPFGC), 5.00%, 1/01/37	1,150	1,220,966
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project Series A:
5.75%, 1/01/38	1,300	1,416,155
(AGC), 5.25%, 1/01/29	2,350	2,562,628

		8,646,162
Iowa — 3.3%
Iowa Finance Authority, RB, Iowa Health Facilities, Series A (AGC), 5.63%, 8/15/37	7,700	8,677,669
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	1,950	2,060,818
5.70%, 12/01/27	1,950	2,052,804
5.80%, 12/01/29	1,320	1,380,839
5.85%, 12/01/30	1,775	1,853,260

		16,025,390
Louisiana — 1.2%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Sub-Lien, Series A:
5.00%, 2/01/43	1,910	2,038,142
4.00%, 2/01/48	1,910	1,755,462
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,800	2,029,824

		5,823,428
Massachusetts — 5.1%
Massachusetts HFA, RB, S/F Housing, Series 124, AMT, 5.00%, 12/01/31	975	984,428
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	3,000	3,093,480
5.35%, 12/01/42	1,525	1,555,043
Massachusetts School Building Authority, RB, Dedicated Sales Tax Series A:
Senior, 5.00%, 5/15/43	1,720	1,893,256
(AGM), 5.00%, 8/15/15 (c)	270	286,675
(AGM), 5.00%, 8/15/15 (c)	13,800	14,652,288
(AGM), 5.00%, 8/15/30	95	100,145
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	1,800	1,981,242

		24,546,557
Michigan — 6.0%
City of Detroit Michigan, Refunding RB, 2nd Lien, Water Supply System, Series D (NPFGC), 5.00%, 7/01/33	1,000	964,910
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/31	8,300	8,496,212
Municipal Bonds	Par (000)	Value
Michigan (concluded)
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	$2,500	$2,833,125
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/18 (c)	3,510	4,305,085
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/26	3,350	3,711,733
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	1,200	1,316,832
Series I-A, 5.38%, 10/15/41	1,000	1,094,640
Series II-A (AGM), 5.25%, 10/15/36	4,270	4,645,632
State of Michigan HDA, RB, Series C, AMT, 5.50%, 12/01/28	1,175	1,235,677
Western Michigan University, Refunding RB (AGM), 5.00%, 11/15/39	520	554,102

		29,157,948
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,700	3,168,099
Nebraska — 0.2%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 9/01/37	1,000	1,058,000
Nevada — 2.0%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,150	1,329,021
County of Clark Nevada, ARB:
Department of Aviation, Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/14 (c)	6,600	6,653,262
Las Vegas-McCarran International Airport, Series A, 5.25%, 7/01/42	1,500	1,602,810

		9,585,093
New Jersey — 6.7%
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	12,375	12,471,277
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	1,220	1,284,282
The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	935	980,871
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	800	883,184
5.75%, 12/01/27	375	415,103
5.75%, 12/01/28	400	441,272
5.88%, 12/01/33	1,980	2,143,330
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,555	1,542,871
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	2,000	2,218,520
Transportation Program, Series AA, 5.50%, 6/15/39	1,565	1,746,728
Transportation System, CAB, Series A, 0.00%, 12/15/29 (b)	10,000	4,883,500
Transportation System, Series A (NPFGC), 5.75%, 6/15/25	2,000	2,473,960

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	23

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	$640	$700,646

		32,185,544
New York — 3.2%
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	5,520	6,158,775
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	1,000	1,110,470
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 172nd Series, AMT, 4.50%, 4/01/37	2,270	2,307,750
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	2,000	2,327,260
State of New York HFA, RB, Affordable Housing, Series B, AMT, 5.30%, 11/01/37	3,350	3,428,323

		15,332,578
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	725	862,772
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	950	1,060,352
5.25%, 2/15/33	1,325	1,471,558

		3,394,682
Pennsylvania — 2.1%
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	860	932,051
Series C, 5.50%, 12/01/33	760	862,311
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	775	893,474
Subordinate, Special Motor License Fund, 5.50%, 12/01/41	6,700	7,300,856

		9,988,692
South Carolina — 2.5%
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/38	1,500	1,624,470
5.50%, 7/01/41	2,725	2,959,704
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	320	365,152
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	2,500	2,734,775
State of South Carolina Public Service Authority, RB, Santee Cooper, Series E, 5.50%, 12/01/53	985	1,091,075
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	2,850	3,056,197

		11,831,373
Tennessee — 0.5%
Memphis Center City Revenue Finance Corp., RB, Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	2,330	2,600,280
Municipal Bonds	Par (000)	Value
Texas — 13.0%
Bell County Health Facility Development Corp., RB, Lutheran General Health Care System, 6.50%, 7/01/19 (d)	$1,000	$1,189,210
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	2,850	3,329,940
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	760	827,914
Comal Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/01/36	2,500	2,659,150
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (b)	2,870	1,010,240
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	1,100	1,219,647
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT:
5.00%, 11/01/38	9,450	9,748,053
5.00%, 11/01/42	1,500	1,546,350
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	1,325	1,487,154
Lone Star College System, GO, 5.00%, 8/15/33	4,800	5,364,000
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/33	2,300	2,550,447
North Texas Tollway Authority, Refunding RB, 1st Tier System Series A:
6.00%, 1/01/28	3,380	3,909,477
(NPFGC), 5.75%, 1/01/40	12,300	13,615,362
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project:
4.00%, 9/15/42	1,080	1,022,058
CAB, 0.00%, 9/15/35 (b)	3,180	1,134,560
CAB, 0.00%, 9/15/36 (b)	6,015	2,018,393
CAB, 0.00%, 9/15/37 (b)	4,305	1,359,476
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/31	1,600	1,650,816
5.00%, 12/15/32	1,500	1,543,320
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	5,500	5,649,875

		62,835,442
Utah — 1.1%
Salt Lake City Corp., Refunding RB, IHC Hospitals, Inc. (NPFGC), 6.30%, 2/15/15 (d)	5,060	5,287,700
Vermont — 0.0%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38	30	30,526
Washington — 1.8%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	2,000	2,188,400

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Washington (concluded)
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	$4,000	$4,179,120
Providence Health & Services, Series A, 5.00%, 10/01/39	1,525	1,593,991
Providence Health & Services, Series A, 5.25%, 10/01/39	850	904,562

		8,866,073
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,850	2,030,320
Total Municipal Bonds — 108.9%		525,805,313

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 2.3%
Phoenix Civic Improvement Corp., RB, Sub-Civic Plaza Expansion Project, Series A (NPFGC), 5.00%, 7/01/37	8,000	8,326,160
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	2,750	3,003,797

		11,329,957
California — 4.9%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	7,000	7,707,420
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	5,170	5,749,195
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	6,120	6,783,347
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	2,639	3,134,475
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	509	584,389

		23,958,826
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (f)	1,220	1,383,119
District of Columbia — 1.1%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	1,320	1,548,919
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	3,400	3,714,568

		5,263,487
Florida — 14.7%
City of Tallahassee Florida, RB, Energy System (NPFGC):
5.00%, 10/01/32 (f)	2,700	2,945,916
5.00%, 10/01/37	6,000	6,431,340
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Florida (concluded)
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/16	$5,990	$6,446,678
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	2,390	2,553,309
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/39	12,729	13,494,401
County of Orange Florida School Board, COP, Series A:
(NPFGC), 5.00%, 8/01/31	5,000	5,333,500
(AGC), 5.50%, 8/01/34	3,544	3,875,711
(NPFGC), 5.00%, 8/01/30	2,000	2,133,400
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	6,300	7,482,636
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	4,310	4,845,711
Miami-Dade County School Board, COP, Refunding, 5.25%, 5/01/27	11,350	12,760,919
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (f)	2,399	2,655,636

		70,959,157
Illinois — 6.6%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	4,000	4,055,920
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	14,427	15,242,694
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	360	374,108
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (f)	6,198	6,870,059
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series B, 5.50%, 1/01/33	2,000	2,222,813
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 1/01/38	2,878	3,035,134

		31,800,728
Michigan — 2.0%
Michigan Finance Authority, RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	9,100	9,610,783
Nevada — 1.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (f)	5,007	5,769,346
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/34	2,429	2,838,747

		8,608,093
New Jersey — 0.6%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	2,581	2,800,334
New York — 8.8%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	3,509	4,019,437

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	25

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (concluded)
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series C, 5.00%, 6/15/47	$7,641	$8,189,335
City of New York New York Water & Sewer System, RB, Series DD, 5.00%, 6/15/35	2,280	2,544,640
County of Erie New York Industrial Development Agency, RB, City of Buffalo School District Project, Series A (AGM), 5.75%, 5/01/28	2,007	2,254,057
New York State Thruway Authority, Refunding RB, General, Series G (AGM), 5.00%, 1/01/32	10,000	10,433,900
Port Authority of New York & New Jersey, RB, Series 169, AMT, 5.00%, 10/15/34	10,830	11,579,869
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,540	1,791,990
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (f)	1,500	1,694,370

		42,507,598
North Carolina — 0.4%
North Carolina HFA, RB, Series 31-A, AMT, 5.25%, 7/01/38	1,901	1,939,032
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	780	852,602
South Carolina — 1.1%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (f)	4,695	5,274,504
Texas — 4.0%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	5,900	6,436,546
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	879	939,283
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	4,750	5,247,848
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37 (f)	4,501	4,660,809
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (f)	2,000	2,198,160

		19,482,646
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	$450	$493,758
Washington — 0.6%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	2,504	2,758,979
Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc. Obligated Group:
Series A, 5.00%, 4/01/42	640	681,107
Series C, 5.25%, 4/01/39	2,000	2,127,100

		2,808,207
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 50.1%		241,831,810
Total Long-Term Investments (Cost — $715,901,958) — 159.0%		767,637,123

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (g)(h)	5,091,221	5,091,221
Total Short-Term Securities (Cost — $5,091,221) — 1.1%		5,091,221
Total Investments (Cost — $720,993,179) — 160.1%		772,728,344
Other Assets Less Liabilities — 1.6%		7,904,601
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.1%)		(121,367,388)
VRDP Shares, at Liquidation Value — (36.6%)		(176,600,000)

Net Assets Applicable to Common Shares — 100.0%		$482,665,557

Notes to Schedule of Investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(b)	Zero-coupon bond.

(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Security is collateralized by municipal or U.S. Treasury obligations.

(e)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from February 1, 2016 to December 1, 2029 is $21,224,963.

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund, Inc. (MQY)

(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at April 30, 2014	Income
FFI Institutional Tax-Exempt Fund	802,157	4,289,064	5,091,221	$1,825

(h)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of April 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(365)	10-Year U.S Treasury Note	Chicago Board of Trade	June 2014	$45,413,984	$(136,536)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$767,637,123	—	$767,637,123
Short-Term Securities	$5,091,221	—	—	5,091,221

Total	$5,091,221	$767,637,123	—	$772,728,344

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(136,536)	—	—	$(136,536)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of April 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$476,000	$—	—	$476,000
Liabilities:
TOB trust certificates	—	(121,320,613)	—	(121,320,613)
VRDP Shares	—	(176,600,000)	—	(176,600,000)

Total	$476,000	$(297,920,613)	—	$(297,444,613)

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	27

Schedule of Investments April 30, 2014	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.9%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$650	$750,763
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 4.75%, 1/01/25	2,000	1,916,120

		2,666,883
Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	850	936,284
Arizona — 1.4%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Senior Lien, AMT, 5.00%, 7/01/32	1,000	1,084,070
Greater Arizona Development Authority, RB, Series B (NPFGC), 5.00%, 8/01/35	1,100	1,145,925
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,075	1,179,243
5.00%, 10/01/29	925	1,006,261

		4,415,499
California — 16.9%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/25	7,150	7,695,759
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (a):
0.00%, 8/01/37	2,100	620,172
0.00%, 8/01/38	4,800	1,349,280
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	500	575,580
Sutter Health, Series B, 5.88%, 8/15/31	1,000	1,186,620
California Health Facilities Financing Authority, Refunding RB, Saint Joseph’s Health System, Series A, 5.00%, 7/01/37	945	1,020,657
California State Public Works Board, LRB, Various Judicial Council Projects, Series A, 5.00%, 3/01/38	615	656,586
California State University, RB, Systemwide Series A:
5.50%, 11/01/39	1,000	1,150,600
(AGC), 5.25%, 11/01/38	3,000	3,413,490
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,290	1,371,386
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	700	778,414
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/31	1,800	1,923,354
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/38	2,015	2,224,882
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	575	694,997
El Monte Union High School District, GO, Series C (AGM), 5.25%, 6/01/28	4,000	4,327,560
Fairfield-Suisun Unified School District California, GO, Election of 2002 (NPFGC), 5.50%, 8/01/14 (b)	2,770	2,807,423
Municipal Bonds	Par (000)	Value
California (concluded)
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	$2,200	$2,438,458
Monterey Peninsula Community College District, GO, CAB, Series C, 0.00%, 8/01/28 (a)	11,975	6,074,678
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (c)	5,000	2,719,850
San Diego California Unified School District, GO, CAB, Election of 2008, Series C, 0.00%, 7/01/38 (a)	1,400	430,416
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 7/01/31 (a)	1,110	514,407
San Diego Community College District California, GO, CAB, Election of 2006 (a):
0.00%, 8/01/31	1,855	784,572
0.00%, 8/01/32	2,320	909,904
San Diego Unified School District, GO, Series G (a):
0.00%, 7/01/34	580	204,456
0.00%, 7/01/35	615	203,590
0.00%, 7/01/36	920	286,571
0.00%, 7/01/37	615	180,312
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	600	651,570
5.00%, 8/01/38	490	526,618
State of California, GO, Refunding, Various Purpose, 5.00%, 10/01/41	900	962,028
State of California, GO, Various Purpose, 5.00%, 4/01/42	1,500	1,608,270
Ventura County Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/15 (b)	675	715,662
Yosemite Community College District, GO, CAB, Election of 2004, Series D (a):
0.00%, 8/01/36	2,000	685,520
0.00%, 8/01/37	2,790	897,013

		52,590,655
Colorado — 1.0%
E-470 Public Highway Authority, Refunding RB, CAB, Series B (NPFGC), 0.00%, 9/01/32 (a)	5,500	1,999,360
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	1,000	1,090,780

		3,090,140
Florida — 11.0%
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/33	1,000	1,108,860
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/33	7,875	8,546,265
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	550	639,568
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	3,250	3,571,035
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	825	929,569
5.38%, 10/01/32	1,100	1,179,321

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Miami-Dade Florida, RB:
Jackson Health System (AGC), 5.63%, 6/01/34	$900	$959,418
Seaport, Series A, 6.00%, 10/01/38	1,780	2,043,493
Seaport, Series B, AMT, 6.00%, 10/01/30	570	656,783
Seaport, Series B, AMT, 6.25%, 10/01/38	360	409,698
Seaport, Series B, AMT, 6.00%, 10/01/42	580	648,063
County of Miami-Dade Florida, Refunding RB, Special Obligation, Sub-Series B, 5.00%, 10/01/37	725	754,790
County of Miami-Dade Florida Aviation, Refunding ARB, Series A AMT:
Miami International Airport (AGC), 5.00%, 10/01/40	2,600	2,632,474
5.00%, 10/01/32	1,730	1,834,803
County of Miami-Dade Florida Aviation Revenue, Refunding RB, AMT, 5.00%, 10/01/34	160	169,182
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	1,900	2,047,421
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	250	263,653
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.38%, 10/01/29	2,400	2,710,080
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,040	1,155,762
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	1,800	1,978,758

		34,238,996
Georgia — 4.4%
City of Atlanta Georgia Department of Aviation, Refunding GARB (AGM) (b):
Series B, 5.25%, 7/01/14	5,000	5,043,200
Series C, 5.00%, 7/01/14	7,500	7,561,575
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,000	1,061,140

		13,665,915
Hawaii — 0.7%
Honolulu City & County Board of Water Supply, RB, Series A, 5.00%, 7/01/14 (b)	2,000	2,016,460
Illinois — 19.8%
City of Chicago Illinois, GARB, O’Hare International Airport 3rd Lien:
Series A, 5.75%, 1/01/39	2,000	2,183,420
Series B-2, AMT (Syncora), 6.00%, 1/01/29	1,280	1,285,568
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC), 0.00%, 1/01/31 (a)	8,370	3,591,818
City of Chicago Illinois, GO, Refunding, Series A, 5.25%, 1/01/33	2,400	2,478,840
City of Chicago Illinois, GO, Series A, 5.25%, 1/01/35	2,000	2,038,140
City of Chicago Illinois, Refunding GARB, AMT:
O’Hare International Airport, Third Lien, Series C-2 (AGM), 5.25%, 1/01/30	1,620	1,621,555
O’Hare International Airport, Series C, 5.38%, 1/01/39	3,235	3,402,929
Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	$700	$717,878
City of Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	1,915	1,968,658
City of Chicago Illinois Park District, GO, Series C Harbor Facilities:
Revenues, 5.25%, 1/01/37	4,000	4,208,600
5.25%, 1/01/40	500	526,075
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	515	553,259
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	250	267,185
County of Cook Illinois Forest Preserve District, GO, Series C, 5.00%, 12/15/37	285	302,761
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	400	442,800
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	2,070	2,298,114
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	18,175	19,175,352
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project (NPFGC), 0.00%, 12/15/36 (a)	10,000	3,207,200
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project Series B:
CAB (AGM), 0.00%, 6/15/44 (a)	2,980	595,046
4.25%, 6/15/42	4,000	3,926,880
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	575	667,242
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	2,000	2,513,380
State of Illinois, GO:
5.25%, 2/01/33	735	788,883
5.50%, 7/01/33	710	777,905
5.25%, 2/01/34	735	785,862
5.50%, 7/01/38	380	414,531
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	805	864,216

		61,604,097
Indiana — 2.0%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,000	1,099,730
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/40	770	782,982
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	445	449,339
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project Series A:
5.75%, 1/01/38	2,000	2,178,700
(AGC), 5.50%, 1/01/38	1,575	1,694,070

		6,204,821
Iowa — 3.1%
Iowa Finance Authority, RB, Iowa Health Facilities, Series A (AGC), 5.63%, 8/15/37	4,925	5,550,327

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	29

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Iowa (concluded)
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	$1,185	$1,252,344
5.70%, 12/01/27	1,190	1,252,737
5.80%, 12/01/29	800	836,872
5.85%, 12/01/30	835	871,815

		9,764,095
Kentucky — 0.7%
State of Kentucky Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	2,000	2,266,860
Louisiana — 1.2%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Sub-Lien, Series A:
5.00%, 2/01/43	1,235	1,317,856
4.00%, 2/01/48	1,235	1,135,076
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,150	1,296,832

		3,749,764
Massachusetts — 5.5%
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	5,000	5,155,800
5.35%, 12/01/42	975	994,208
Massachusetts School Building Authority, RB, Dedicated Sales Tax Series A:
Senior, 5.00%, 5/15/43	1,110	1,221,810
(AGM), 5.00%, 8/15/15 (b)	180	191,117
(AGM), 5.00%, 8/15/15 (b)	6,015	6,386,486
(AGM), 5.00%, 8/15/30	65	68,520
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	2,700	2,971,863

		16,989,804
Michigan — 4.6%
City of Detroit Michigan, Refunding RB, Sewage Disposal System, Series A (BHAC), 5.50%, 7/01/36	4,500	4,540,590
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/31	2,200	2,252,008
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM):
6.25%, 7/01/36	350	353,895
7.00%, 7/01/36	200	213,394
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,700	1,926,525
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/41	600	656,784
Series II-A, 5.38%, 10/15/36	1,000	1,097,360
Series II-A (AGM), 5.25%, 10/15/36	1,900	2,067,143
State of Michigan HDA, RB, Series C, AMT, 5.50%, 12/01/28	740	778,214
Western Michigan University, Refunding RB (AGM), 5.00%, 11/15/39	340	362,297

		14,248,210
Municipal Bonds	Par (000)	Value
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	$1,800	$2,112,066
Nebraska — 0.9%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	2,650	2,803,700
Nevada — 2.2%
County of Clark Nevada, ARB, Department of Aviation, Subordinate Lien, Series A-2 (NPFGC) :
5.00%, 7/01/14 (b)	1,250	1,260,087
5.00%, 7/01/14 (b)	2,700	2,721,789
Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	1,000	1,068,540
(AGM), 5.25%, 7/01/39	1,700	1,823,675

		6,874,091
New Jersey — 4.9%
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	6,700	6,752,126
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	790	831,625
The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	610	639,927
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	500	551,990
5.50%, 12/01/26	350	383,026
5.75%, 12/01/28	200	220,636
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,070	1,061,654
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	1,290	1,430,945
Transportation Program, Series AA, 5.50%, 6/15/39	1,010	1,127,281
Transportation System, Series A (NPFGC), 5.75%, 6/15/25	1,400	1,731,772
Rutgers-The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	400	437,904

		15,168,886
New York — 3.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	1,250	1,362,037
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	3,035	3,468,216
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	2,200	2,454,584
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	610	677,387
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 172nd Series, AMT, 4.50%, 4/01/37	1,230	1,250,455
State of New York HFA, RB, Affordable Housing, Series B, 5.30%, 11/01/37	2,835	2,901,282

		12,113,961

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	$460	$547,414
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	610	680,858
5.25%, 2/15/33	850	944,018

		2,172,290
Pennsylvania — 2.9%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	2,235	2,348,605
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	550	596,079
Series C, 5.50%, 12/01/33	490	555,964
Sub-Series A, 5.00%, 12/01/43	1,000	1,063,060
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	500	576,435
Subordinate, Special Motor License Fund, 5.50%, 12/01/41	2,245	2,446,331
Philadelphia School District, GO Series E, 6.00%, 9/01/38	1,300	1,418,157

		9,004,631
South Carolina — 4.7%
Charleston Educational Excellence Finance Corp., RB (AGC) (b):
5.25%, 12/01/15	2,725	2,940,221
5.25%, 12/01/15	2,425	2,616,527
5.25%, 12/01/15	880	949,502
County of Charleston South Carolina Airport District, ARB, Series A, AMT, 5.50%, 7/01/41	1,360	1,477,137
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	100	114,110
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,420	3,741,172
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	1,840	1,973,124
State of South Carolina Public Service Authority, Santee Cooper, RB, Series E, 5.50%, 12/01/53	635	703,383

		14,515,176
Texas — 15.0%
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	500	544,680
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (a)	1,850	651,200
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	831,577
Dallas-Fort Worth International Airport, ARB, Joint Improvement:
Series D, AMT, 5.00%, 11/01/38	1,800	1,856,772
Series D, AMT, 5.00%, 11/01/42	1,140	1,175,226
Series H, 5.00%, 11/01/32	2,715	2,855,338
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	865	970,859
Lone Star College System, GO, 5.00%, 8/15/33	3,000	3,352,500
Municipal Bonds	Par (000)	Value
Texas (concluded)
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/33	$1,065	$1,180,968
North Texas Tollway Authority, RB, Convertible CAB, Series C, 6.75%, 9/01/45 (c)	10,000	8,448,200
North Texas Tollway Authority, Refunding RB, 1st Tier System:
Series A, 6.00%, 1/01/28	2,415	2,793,310
Series A (NPFGC), 5.75%, 1/01/40	3,600	3,984,984
Series K-1 (AGC), 5.75%, 1/01/38	3,400	3,856,722
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project:
4.00%, 9/15/42	2,870	2,716,024
CAB, 0.00%, 9/15/35 (a)	1,150	410,297
CAB, 0.00%, 9/15/36 (a)	3,875	1,300,295
CAB, 0.00%, 9/15/37 (a)	17,775	5,613,167
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/31	1,030	1,062,713
5.00%, 12/15/32	2,500	2,572,200
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	450	462,263

		46,639,295
Vermont — 0.3%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38	960	976,829
Washington — 2.0%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	1,400	1,531,880
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	3,000	3,134,340
Providence Health & Services, Series A, 5.00%, 10/01/39	1,000	1,045,240
Providence Health & Services, Series A, 5.25%, 10/01/39	550	585,305

		6,296,765
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,200	1,316,965
Total Municipal Bonds — 112.1%		348,443,138

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Arizona — 1.0%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	1,000	1,118,240
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	1,750	1,911,507

		3,029,747

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	31

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
California — 3.4%
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	$3,030	$3,369,451
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	4,330	4,799,328
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	1,699	2,018,412
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	359	412,510

		10,599,701
Colorado — 1.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 7/01/34 (e)	780	884,290
5.00%, 2/01/41	2,999	3,139,870

		4,024,160
District of Columbia — 1.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (e)	855	1,003,277
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (e)	1,580	1,811,895
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,190	2,392,619

		5,207,791
Florida — 12.7%
City of Tallahassee Florida, RB, Energy System (NPFGC), 5.00%, 10/01/37	4,000	4,287,560
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36	4,000	4,304,960
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	1,540	1,645,228
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series A (AGC), 5.00%, 7/01/35	2,100	2,218,398
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/39	6,901	7,316,062
County of Orange Florida School Board, COP, Series A:
(NPFGC), 5.00%, 8/01/31	9,000	9,600,300
(AGC), 5.50%, 8/01/34	3,394	3,711,486
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	4,200	4,988,424
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (e)	1,189	1,316,753

		39,389,171
Illinois — 9.2%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	4,000	4,055,920
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	2,548	2,692,183
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	1,630	1,693,880
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Illinois (concluded)
Regional Transportation Authority, RB, 6.50%, 7/01/26	$10,000	$13,169,481
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (e)	1,130	1,252,123
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series B, 5.50%, 1/01/33	3,499	3,889,923
Series A, 5.00%, 1/01/38	1,859	1,960,191

		28,713,701
Louisiana — 1.6%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/36	4,600	4,905,210
Michigan — 1.6%
Michigan Finance Authority, RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	4,700	4,963,811
Nevada — 1.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (e)	3,298	3,800,168
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/34	1,574	1,839,928

		5,640,096
New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (e)	1,580	1,714,933
New York — 4.6%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	1,050	1,202,396
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series C, 5.00%, 6/15/47	4,920	5,273,760
City of New York New York Water & Sewer System, RB, Series DD, 5.00%, 6/15/35	1,470	1,640,623
Port Authority of New York & New Jersey, Refunding RB, Construction, 143rd Series, AMT, 5.00%, 10/01/30	3,500	3,621,590
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,000	1,163,630
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (e)	1,200	1,355,496

		14,257,495
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	500	546,540
South Carolina — 0.4%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (e)	1,125	1,263,859
Texas — 5.1%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	1,900	2,072,786
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,000	4,562,680

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Texas (concluded)
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	$5,250	$5,800,252
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37 (e)	1,996	2,066,292
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (e)	1,400	1,538,712

		16,040,722
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	300	329,172
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc. Obligated Group:
Series A, 5.00%, 4/01/42	1,920	2,043,322
Series C, 5.25%, 4/01/39 (e)	3,250	3,456,110

		5,499,432
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.0%		146,125,541
Total Long-Term Investments (Cost — $462,543,397) — 159.1%		494,568,679
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03% (f)(g)	3,656,710	$3,656,710
Total Short-Term Securities (Cost — $3,656,710) — 1.2%		3,656,710
Total Investments (Cost — $466,200,107) — 160.3%		498,225,389
Other Assets Less Liabilities — 1.4%		4,374,617
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.2%)		(75,213,654)
VMTP Shares, at Liquidation Value — (37.5%)		(116,500,000)

Net Assets Applicable to Common Shares — 100.0%		$310,886,352

Notes to Schedule of Investments
(a)	Zero-coupon bond.

(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from February 1, 2016 to December 1, 2029 is $11,177,976.

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at April 30, 2014	Income
FFI Institutional Tax-Exempt Fund	849,388	2,807,322	3,656,710	$1,269

(g)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of April 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(180)	10-Year U.S Treasury Note	Chicago Board of Trade	June 2014	$22,395,938	$(55,592)

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	33

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$494,568,679	—	$494,568,679
Short-Term Securities	$3,656,710	—	—	3,656,710

Total	$3,656,710	$494,568,679	—	$498,225,389

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [2]
Liabilities:
Interest rate contracts	$(55,592)	—	—	$(55,592)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of April 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$268,000	—	—	$268,000
Liabilities:
TOB trust certificates	—	$(75,188,723)	—	(75,188,723)
VMTP Shares	—	(116,500,000)	—	(116,500,000)

Total	$268,000	$(191,688,723)	—	$(191,420,723)

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

34	ANNUAL REPORT	APRIL 30, 2014

Statements of Assets and Liabilities

April 30, 2014	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Assets
Investments at value — unaffiliated[1]	$1,088,615,964	$767,637,123	$494,568,679
Investments at value — affiliated[2]	4,902,847	5,091,221	3,656,710
Cash pledged for financial futures contracts	1,061,000	476,000	268,000
Interest receivable	16,754,013	10,058,008	6,421,171
Investments sold receivable	100,000	143,424	8,044,152
Deferred offering costs	431,100	298,685	46,543
Prepaid expenses	44,727	36,107	31,218

Total assets	1,111,909,651	783,740,568	513,036,473

Accrued Liabilities
Investments purchased payable	—	—	8,462,700
Income dividends payable — Common Shares	3,754,275	2,454,151	1,590,340
Investment advisory fees payable	451,764	319,128	205,625
Variation margin payable on financial futures contracts	327,801	153,986	75,938
Officer’s and Directors’ fees payable	247,623	176,526	3,977
Interest expense and fees payable	38,358	46,775	24,931
Other accrued expenses payable	236,287	3,832	97,887

Total accrued liabilities	5,056,108	3,154,398	10,461,398

Other Liabilities
TOB trust certificates	169,240,920	121,320,613	75,188,723
VRDP Shares, at liquidation value of $100,000 per share[3,4]	251,400,000	176,600,000	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	—	116,500,000

Total other liabilities	420,640,920	297,920,613	191,688,723

Total liabilities	425,697,028	301,075,011	202,150,121

Net Assets Applicable to Common Shareholders	$686,212,623	$482,665,557	$310,886,352

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5]	$639,797,752	$430,068,416	$283,550,053
Undistributed net investment income	8,548,517	7,899,172	5,960,369
Accumulated net realized loss	(33,799,741)	(6,900,660)	(10,593,760)
Net unrealized appreciation/depreciation	71,666,095	51,598,629	31,969,690

Net Assets Applicable to Common Shareholders	$686,212,623	$482,665,557	$310,886,352

Net asset value per Common Share	$14.71	$15.73	$13.78

[1] Investments at cost — unaffiliated	$1,016,708,915	$715,901,958	$462,543,397
[2] Investments at cost — affiliated	$4,902,847	$5,091,221	$3,656,710
[3] VRDP/VMTP Shares outstanding, par value $0.10 per share	2,514	1,766	1,165
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	16,234	11,766	7,565
[5] Common Shares outstanding, 200 million shares authorized, $0.10 par value	46,636,954	30,676,888	22,558,009

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	35

Statements of Operations

Year Ended April 30, 2014	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Investment Income
Interest	$53,768,916	$36,324,051	$23,500,027
Income — affiliated	3,073	1,825	1,269

Total income	53,771,989	36,325,876	23,501,296

Expenses
Investment advisory	5,433,398	3,828,891	2,475,076
Liquidity fees	1,621,118	1,641,289	–
Remarketing fees on Preferred Shares	242,723	179,054	–
Professional	128,091	114,356	84,215
Accounting services	131,347	101,624	71,762
Officer and Directors	78,850	55,956	32,370
Transfer agent	55,135	46,826	30,441
Custodian	43,760	34,081	28,092
Registration	16,708	10,750	9,356
Printing	12,054	10,712	9,931
Miscellaneous	111,183	96,657	80,169

Total expenses excluding interest expense, fees and amortization of offering costs	7,874,367	6,120,196	2,821,412
Interest expense, fees and amortization of offering costs[1]	1,904,226	1,191,843	1,845,257

Total expenses	9,778,593	7,312,039	4,666,669
Less fees waived by Manager	(2,536)	(1,300)	(955)

Total expenses after fees waived	9,776,057	7,310,739	4,665,714

Net investment income	43,995,932	29,015,137	18,835,582

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(11,461,183)	(5,471,169)	(3,495,452)
Financial futures contracts	66,452	546,914	352,446

	(11,394,731)	(4,924,255)	(3,143,006)

Net change in unrealized appreciation/depreciation on:
Investments	(47,899,904)	(28,066,330)	(17,060,632)
Financial futures contracts	1,015,955	174,136	144,904

	(46,883,949)	(27,892,194)	(16,915,728)

Total realized and unrealized loss	(58,278,680)	(32,816,449)	(20,058,734)

Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(14,282,748)	$(3,801,312)	$(1,223,152)

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

36	ANNUAL REPORT	APRIL 30, 2014

Statements of Changes in Net Assets

	BlackRock MuniYield Fund, Inc. (MYD)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013

Operations
Net investment income	$43,995,932	$44,247,872
Net realized gain (loss)	(11,394,731)	4,533,539
Net change in unrealized appreciation/depreciation	(46,883,949)	36,319,313

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(14,282,748)	85,100,724

Dividends to Common Shareholders From[1]
Net investment income	(46,099,468)	(47,224,460)

Capital Share Transactions
Reinvestment of common dividends	1,019,486	4,409,201

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(59,362,730)	42,285,465
Beginning of year	745,575,353	703,289,888

End of year	$686,212,623	$745,575,353

Undistributed net investment income, end of year	$8,548,517	$10,706,509

[1] Determined in accordance with federal income tax regulations.

	BlackRock MuniYield Quality Fund, Inc. (MQY)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013

Operations
Net investment income	$29,015,137	$28,525,982
Net realized gain (loss)	(4,924,255)	65,452
Net change in unrealized appreciation/depreciation	(27,892,194)	19,607,267

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(3,801,312)	48,198,701

Dividends and Distributions to Common Shareholders From[1]
Net investment income	(29,447,646)	(29,381,768)
Net realized gain	(497,242)	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(29,944,888)	(29,381,768)

Capital Share Transactions
Reinvestment of common dividends and distributions	417,081	1,917,950

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(33,329,119)	20,734,883
Beginning of year	515,994,676	495,259,793

End of year	$482,665,557	$515,994,676

Undistributed net investment income, end of year	$7,899,172	$8,241,052

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	37

Statements of Changes in Net Assets

	BlackRock MuniYield Quality Fund II, Inc. (MQT)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013

Operations
Net investment income	$18,835,582	$18,402,461
Net realized gain (loss)	(3,143,006)	246,588
Net change in unrealized appreciation/depreciation	(16,915,728)	12,953,419

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(1,223,152)	31,602,468

Dividends to Common Shareholders From[1]
Net investment income	(19,061,517)	(18,785,329)

Capital Share Transactions
Reinvestment of common dividends	—	1,075,952

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(20,284,669)	13,893,091
Beginning of year	331,171,021	317,277,930

End of year	$310,886,352	$331,171,021

Undistributed net investment income, end of year	$5,960,369	$6,138,360

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

38	ANNUAL REPORT	APRIL 30, 2014

Statements of Cash Flows

Year Ended April 30, 2014	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(14,282,748)	$(3,801,312)	$(1,223,152)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease interest receivable	341,657	(168,970)	(90,904)
Decrease in variation margin receivable on financial futures contracts	58,313	20,156	13,125
Increase in prepaid expenses	(24,366)	(22,199)	(22,310)
Increase in cash pledged for financial futures contracts	(258,000)	(192,000)	(84,000)
Decrease in investment advisory fees payable	(40,028)	(17,060)	(10,997)
Decrease in interest expense and fees payable	(77,201)	(27,616)	(14,778)
Increase (decrease) in other accrued expenses payable	(92,970)	1,479	9,348
Increase in variation margin payable on financial futures contracts	327,801	153,986	75,938
Increase in Officer’s and Directors’ fees payable	43,461	31,018	3,632
Net realized loss on investments	11,461,183	5,471,169	3,495,452
Net unrealized loss on investments	47,899,904	28,066,330	17,060,632
Amortization of premium and accretion of discount on investments	442,867	(1,358,560)	(846,435)
Proceeds from sales of long-term investments	230,722,044	111,649,754	83,120,554
Purchases of long-term investments	(197,769,460)	(97,914,779)	(72,643,289)
Net proceeds from sales (purchases) of short-term securities	1,362,394	(4,289,064)	(2,807,322)

Cash provided by operating activities	80,114,851	37,602,332	26,035,494

Cash Used for Financing Activities
Proceeds from TOB trust certificates	29,160,223	7,998,496	5,416,684
Repayments of TOB trust certificates	(67,862,680)	(16,108,551)	(12,484,522)
Cash dividends paid to Common Shareholders	(45,214,083)	(29,525,726)	(19,038,959)
Increase in amortization of deferred offering costs	11,270	33,449	71,303

Cash used for financing activities	(83,905,270)	(37,602,332)	(26,035,494)

Cash
Net increase (decrease) in cash	(3,790,419)	—	—
Cash at beginning of year	3,790,419	—	—

Cash at end of year	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$1,970,157	$1,186,010	$1,788,732

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$1,019,486	$417,081	—

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	39

Financial Highlights	BlackRock MuniYield Fund, Inc. (MYD)

	Year Ended April 30,
	2014	2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$16.01	$15.19		$13.05		$13.87		$11.53

Net investment income[1]	0.94	0.95		0.99		1.04		1.04
Net realized and unrealized gain (loss)	(1.25)	0.89		2.15		(0.85)		2.17
Dividends to AMPS Shareholders from net investment income	—	—		(0.01)		(0.03)		(0.03)

Net increase (decrease) from investment operations	(0.31)	1.84		3.13		0.16		3.18

Dividends to Common Shareholders from net investment income[2]	(0.99)	(1.02)		(0.99)		(0.98)		(0.84)

Net asset value, end of year	$14.71	$16.01		$15.19		$13.05		$13.87

Market price, end of year	$14.14	$16.24		$15.49		$13.17		$13.70

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(1.21)%	12.32%		24.76%		1.07%		28.44%

Based on market price	(6.38)%	11.73%		26.06%		3.27%		27.75%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.49%	1.52%		1.53%	[4]	1.15%	[4]	1.14%	[4]

Total expenses after fees waived and paid indirectly	1.49%	1.52%		1.53%	[4]	1.15%	[4]	1.14%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.20% [6]	1.17%	[6]	1.20%	[4,6]	0.99%	[4]	1.01%	[4]

Net investment income	6.70%	6.02%		6.95%	[4]	7.64%	[4]	8.08%	[4]

Dividends to AMPS Shareholders	—	—		0.04%		0.23%		0.27%

Net investment income to Common Shareholders	6.70%	6.02%		6.91%		7.41%		7.81%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$686,213	$745,575		$703,290		$598,976		$630,608

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		—		$251,450		$251,450

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$251,400	$251,400		$251,400		—		—

Portfolio turnover	17%	16%		19%		16%		35%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		—		$84,556		$87,701

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$372,956	$396,569		$379,749		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the years ended April 30, 2014, April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.92%, 0.90% and 0.92%, respectively.

See Notes to Financial Statements.

40	ANNUAL REPORT	APRIL 30, 2014

Financial Highlights	BlackRock MuniYield Quality Fund, Inc. (MQY)

	Year Ended April 30,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$16.83	$16.22	$13.72		$14.63		$13.27

Net investment income[1]	0.95	0.93	0.95		0.99		0.99
Net realized and unrealized gain (loss)	(1.07)	0.64	2.49		(0.94)		1.23
Dividends to AMPS Shareholders from net investment income	—	—	(0.01)		(0.04)		(0.04)

Net increase (decrease) from investment operations	(0.12)	1.57	3.43		0.01		2.18

Dividends and distributions to Common Shareholders from: [2]
Net investment income	(0.96)	(0.96)	(0.93)		(0.92)		(0.82)
Net realized gain	(0.02)	—	—		—		—

Total dividends and distributions to Common Shareholders	(0.98)	(0.96)	(0.93)		(0.92)		(0.82)

Net asset value, end of year	$15.73	$16.83	$16.22		$13.72		$14.63

Market price, end of year	$14.84	$16.94	$16.05		$13.15		$14.48

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	0.04%	9.86%	25.78%		0.10%		17.12%

Based on market price	(6.23)%	11.75%	29.85%		(3.06)%		24.86%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.58%	1.53%	1.46%	[4]	1.21%	[4]	1.20%	[4]

Total expenses after fees waived and paid indirectly	1.58%	1.53%	1.46%	[4]	1.21%	[4]	1.20%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.32% [6]	1.23% [6]	1.19%	[4,6]	1.02%	[4]	1.02%	[4]

Net investment income	6.28%	5.57%	6.29%	[4]	6.97%	[4]	6.98%	[4]

Dividends to AMPS Shareholders	—	—	0.08%		0.25%		0.28%

Net investment income to Common Shareholders	6.28%	5.57%	6.21%		6.72%		6.70%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$482,666	$515,995	$495,260		$418,346		$445,160

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$176,625		$176,625

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$176,600	$176,600	$176,600		—		—

Portfolio turnover	12%	15%	25%		12%		19%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$84,217		$88,013

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$373,310	$392,183	$380,442		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[6]

For the years ended April 30, 2014, April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.93%, 0.90% and 0.95%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	41

Financial Highlights	BlackRock MuniYield Quality Fund II, Inc. (MQT)

	Year Ended April 30,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$14.68	$14.11	$11.85		$12.71		$11.55

Net investment income[1]	0.83	0.82	0.85		0.86		0.88
Net realized and unrealized gain (loss)	(0.88)	0.58	2.24		(0.89)		1.04
Dividends and distributions to AMPS Shareholders from:
Net investment income	—	—	(0.01)		(0.02)		(0.03)
Net realized gain	—	—	(0.00)[2]		—		—

Net increase (decrease) from investment operations	(0.05)	1.40	3.08		(0.05)		1.89

Dividends to Common Shareholders from net investment income[3]	(0.85)	(0.83)	(0.82)		(0.81)		(0.73)

Net asset value, end of year	$13.78	$14.68	$14.11		$11.85		$12.71

Market price, end of year	$12.91	$14.41	$13.93		$11.59		$12.52

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	0.55%	10.17%	26.85%		(0.36)%		17.15%

Based on market price	(4.04)%	9.55%	28.04%		(1.07)%		31.18%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.56%	1.49%	1.31%	[5]	1.21%	[5]	1.21%	[5]

Total expenses after fees waived and paid indirectly	1.56%	1.49%	1.31%	[5]	1.20%	[5]	1.21%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	0.95%	0.90%	0.99%	[5,7]	1.03%	[5]	1.04%	[5]

Net investment income	6.32%	5.62%	6.46%	[5]	7.00%	[5]	7.13%	[5]

Dividends to AMPS Shareholders	—	—	0.08%		0.20%		0.23%

Net investment income to Common Shareholders	6.32%	5.62%	6.38%		6.80%		6.90%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$310,886	$331,171	$317,278		$265,918		$284,395

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$116,575		$116,575

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$116,500	$116,500	$116,500		—		—

Portfolio turnover	16%	15%	20%		10%		25%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$82,031		$85,994

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$366,855	$384,267	$372,342		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Does not reflect the effect of dividends to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[7]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%.

See Notes to Financial Statements.

42	ANNUAL REPORT	APRIL 30, 2014

Notes to Financial Statements

1. Organization:

BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”) and BlackRock MuniYield Quality Fund II, Inc. (“MQT”) (each, a “Fund”, and collectively the “Funds”) are registered under the 1940 Act, as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments that would be “senior securities” for 1940 Act purposes (e.g., financial futures contracts) or certain borrowings (e.g., TOBs) the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of

ANNUAL REPORT	APRIL 30, 2014	43

Notes to Financial Statements (continued)

the four years ended April 30, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Deferred Compensation Plan: Under the Deferred Compensation (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officers and directors fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of the funds, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended April 30, 2014, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of TOB Trust certificates, less transaction expenses, is paid to a Fund. The Fund typically invests the cash received in additional municipal bonds. Each Fund’s transfer of the

44	ANNUAL REPORT	APRIL 30, 2014

Notes to Financial Statements (continued)

municipal bonds to a TOB Trust is accounted for as a secured borrowing: therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and TOB Trust Certificates issued are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Fund’s payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBs on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at April 30, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedules of Investments, including the maximum potential amounts owed by the Funds at April 30, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At April 30, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MYD	$309,156,158	$169,240,920	0.09% - 0.32%
MQY	$241,831,810	$121,320,613	0.09% - 0.38%
MQT	$146,125,541	$75,188,723	0.09% -0.38%

For the year ended April 30, 2014, the Funds’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MYD	$178,844,220	0.63%
MQY	$126,770,233	0.67%
MQT	$80,288,497	0.65%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAV per share.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation, and, if applicable as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

ANNUAL REPORT	APRIL 30, 2014	45

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of April 30, 2014
Derivative Liabilities
		MYD	MQY	MQT
	Statements of Assets and Liabilities Location	Value
Interest rate contracts:
Financial futures contracts	Net unrealized depreciation[1]	$(240,954)	$(136,536)	$(55,592)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended April 30, 2014
	Net Realized Gain from
	MYD	MQY	MQT
Interest rate contracts:
Financial futures contracts	$66,452	$546,914	$352,446
	Net Change in Unrealized Appreciation/Depreciation on
	MYD	MQY	MQT
Interest rate contracts:
Financial futures contracts	$1,015,955	$174,136	$144,904

For the year ended April 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MYD	MQY	MQT
Financial futures contracts:
Average number of contracts sold . . . . . .	395	131	73
Average notional value of contracts sold. . . . . .	$49,460,684	$16,415,684	$9,079,238

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment, and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate 0.50% of each Fund’s average daily net assets.

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each

46	ANNUAL REPORT	APRIL 30, 2014

Notes to Financial Statements (continued)

Fund’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by Manager in the Statements of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investments advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

6. Purchases and sales:

Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2014, were as follows:

	Purchases	Sales
MYD	$186,654,612	$230,712,044
MQY	$93,302,113	$108,669,611
MQT	$79,030,188	$89,962,990

7. Income Tax Information:

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2014, attributable to amortization and accretion methods on fixed income securities, non-deductible expenses, the reclassification of distributions and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	MYD	MQY	MQT
Paid-in capital	$(15,784)	$(53,480)	$(73,394)
Undistributed net investment income	$(54,456)	$90,629	$47,944
Accumulated net realized loss	$70,240	$(37,149)	$25,450

The tax character of distributions paid during the fiscal years ended April 30, 2014 and April 30, 2013 was as follows:

		MYD	MQY	MQT
Tax-exempt income[1]	04/30/14	$46,773,165	$29,739,832	$20,307,588
	04/30/13	47,468,124	29,903,106	20,128,731
Ordinary income[2]	04/30/14	86,632	—	64
	04/30/13	701,541	12,259	—
Long-term capital gains[3]	04/30/14	—	503,631	—

Total	04/30/14	$46,859,797	$30,243,463	$20,307,652

	04/30/13	$48,169,665	$29,915,365	$20,128,731

[1]	The Funds designate these amounts paid during the fiscal year ended April 30, 2014, as exempt-interest dividends.

[2]

Ordinary incomes consist primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]	The Funds designate these amounts paid during the fiscal year ended April 30, 2014 as capital gain dividends.

As of April 30, 2014 the tax components of accumulated net earnings were as follows:

	MYD	MQY	MQT
Undistributed tax-exempt income	$7,582,957	$6,987,892	$4,660,958
Undistributed ordinary income	69,908	136	—
Capital loss carryforwards	(23,755,843)	(4,521,614)	(7,103,904)
Net unrealized gains[4]	70,223,608	50,249,706	29,839,178
Qualified late-year losses[5]	(7,705,759)	(118,979)	(59,933)

Total	$46,414,871	$52,597,141	$27,336,299

[4]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of compensation to directors and the treatment of residual interests in tender option bond trusts.

[5]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2015.

As of April 30, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MYD	MQY	MQT
2016.	$11,743,926	—	—
2017	4,065,755	—	$2,624,082
2018	1,196,450	—	66,689
2019	479,687	—	1,774,764
No expiration date[6]	6,270,025	$4,521,614	2,638,369

Total	$23,755,843	$4,521,614	$7,103,904

[6]	Must be utilized prior to losses subject to expiration.

As of April 30, 2014 gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	MYD	MQY	MQT
Tax cost	$853,472,490	$600,986,089	$393,197,487

Gross unrealized appreciation	$79,263,045	$54,631,601	$33,728,327
Gross unrealized depreciation	(8,457,644)	(4,209,959)	(3,889,148)

Net unrealized appreciation	$70,805,401	$50,421,642	$29,839,179

ANNUAL REPORT	APRIL 30, 2014	47

Notes to Financial Statements (continued)

8. Concentration, Market and Credit Risk:

Each Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or U.S. territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of April 30, 2014, MYD invested a significant portion of its assets in securities in the health and transportation sectors. MQY and MQT invested a significant portion of their assets in the county/city/special district/school district and transportation sectors. Changes in economic conditions affecting the health, transportation and county/city/special district/school district sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015. The Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Funds. Any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended April 30,
	2014	2013
MYD . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	69,582	278,043
MQY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	26,017	114,097
MQT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	—	73,441

48	ANNUAL REPORT	APRIL 30, 2014

Notes to Financial Statements (continued)

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Fund’s Common Shares or the repurchase of the Fund’s Common Shares if the Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MYD and MQY (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933 and include a liquidity feature that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing.

The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of April 30, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MYD	6/30/11	2,514	$251,400,000	7/01/41
MQY	9/15/11	1,766	$176,600,000	10/01/41

The VRDP Funds entered into a fee agreement with the liquidity provider that required a per annum liquidity fee to be paid to the liquidity provider. These fees are shown as liquidity fees in the Statements of Operations.

The fee agreement between MYD and the liquidity provider is for a three year term and is scheduled to expire on April 19, 2017, unless renewed or terminated in advance. The fee agreement between MQY and the liquidity provider is scheduled to expire on December 4, 2014, unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Fund’s custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, the VRDP Funds are required to redeem certain of their outstanding VRDP Shares if the fail to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of the VRDP Funds. The redemption price per VRDP Share is equal to liquidation value per share plus any outstanding unpaid dividends.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issue of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of April 30, 2014, the VRDP Shares were assigned a long term rating of Aa1 from Moody’s under its new rating methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

ANNUAL REPORT	APRIL 30, 2014	49

Notes to Financial Statements (continued)

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of April 30, 2014, the short-term ratings of MQY’s liquidity provider and VRDP Shares were P1, F1 and A1 as rated by Moody’s, Fitch and/or S&P respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings of MYD’s VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value which approximates fair value of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of MYD and MQY’s VRDP Shares that were tendered for remarketing during the year ended April 30, 2014 were successfully remarketed.

The annualized dividend rates for the VRDP Shares for the year ended April, 30, 2014 were as follows:

Rate
MYD	0.30%
MQY	0.17%

VRDP Shares issued and outstanding remained constant for the year ended April 30, 2014.

On April 17, 2014, MYD commenced a special rate period for a three-year term ending April 19, 2017, with respect to its VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP Shares are still subject to mandatory redemption by the VRDP Funds on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MYD is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MYD will pay nominal liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of SIFMA Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If MYD redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After April 19, 2017, the termination date of the special rate period previously defined, the holder of the VRDP Shares and MYD may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

VMTP Shares

MQT issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of April, 30, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MQT	12/16/11	1,165	$116,500,000	1/02/15

MQT is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of MQT’s VMTP Shares will be extended or that MQT’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, MQT is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, MQT is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, MQT’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of MQT. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If MQT redeems the VMTP Shares on a date that is one year or more prior

50	ANNUAL REPORT	APRIL 30, 2014

Notes to Financial Statements (concluded)

to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and MQT may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA). The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch.

Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of April 30, 2014, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if MQT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the year ended April 30, 2014 were as follows:

Rate
MQT	1.07%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the year ended April 30, 2014.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on June 2, 2014 to Common Shareholders of record on May 15, 2014 as follows:

Common Dividend Per Share
MYD	$0.0805
MQY	$0.0800
MQT	$0.0705

Additionally, the Funds declared a net investment income dividend on June 2, 2014, payable to Common Shareholders of record on June 16, 2014 for the same amounts noted above.

The dividends declared on Preferred Shares for the period May 1, 2014 to May 31, 2014 were as follows:

	Series	Dividends Declared
MYD VRDP Shares	W-7	$212,003
MQY VRDP Shares	W-7	$26,611
MQT VMTP Shares	W-7	$107,116

ANNUAL REPORT	APRIL 30, 2014	51

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. (collectively, the “Funds”), as of April 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. as of April 30, 2014, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

June 25, 2014

52	ANNUAL REPORT	APRIL 30, 2014

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After MYD, MQY and MQT declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MQY that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MYD and MQT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

ANNUAL REPORT	APRIL 30, 2014	53

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	82 RICs consisting of 82 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	82 RICs consisting of 82 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010. Trustee, Domestic Church Media Foundation since 2012.	82 RICs consisting of 82 Portfolios	None
Frank J. Fabozzi[3] 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 237 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	82 RICs consisting of 82 Portfolios	The McClatchy Company (publishing);
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	82 RICs consisting of 82 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Ducks Unlimited, Inc. (conservations) since 2013 ; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	82 RICs consisting of 82 Portfolios	BlackRock Kelso Capital Corp. (business development company)

54	ANNUAL REPORT	APRIL 30, 2014

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	82 RICs consisting of 82 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008. Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	82 RICs consisting of 82 Portfolios	None

[1]   Independent Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause thereof. In 2013, the Board of Directors unanimously approved further extending the mandatory retirement age for James T. Flynn by one additional year which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr Flynn turns 75 in 2014.

[2]   Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[3] Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.
Interested Directors[4]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 333 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 333 Portfolios	None

[4]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Interested Directors of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof.

ANNUAL REPORT	APRIL 30, 2014	55

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers [1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.
Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] Officers of the Funds serve at the pleasure of the Board.

Effective June 6, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Funds. Mr. Park joined BlackRock in 2009 and is the current Chief Compliance Officer of BlackRock’s iShares exchange traded funds.

56	ANNUAL REPORT	APRIL 30, 2014

Officers and Directors (concluded)

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians The Bank of New York Mellon[1] New York, NY 10286 State Street Bank and Trust Company[2] Boston, MA 02110	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agents Merrill Lynch, Pierce, Fenner & Smith Incorporated[3] New York, NY 10036 Barclays Capital Inc.[2] New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

VRDP Liquidity Providers Bank of America, N.A.[3] New York, NY 10036 Barclays Bank PLC[2] New York, NY 10019

[1]	For MYD and MQT.
[2]	For MQY.
[3]	For MYD.

ANNUAL REPORT	APRIL 30, 2014	57

Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 882-0052.

58	ANNUAL REPORT	APRIL 30, 2014

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	APRIL 30, 2014	59

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered are presentation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MYQII-4/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund II, Inc.	$37,363	$36,663	$0	$0	$13,100	$13,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund II, Inc.	$13,100	$13,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of April 30, 2014.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2000, 2006 and 2006, respectively.

Portfolio Manager	Biography
Michael Kalinoski	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of April 30, 2014:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski	12	0	0	0	0	0
	$6.94 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	63	0	0	0	0	0
	$24.94 Billion	$0	$0	$0	$0	$0
Walter O’Connor	63	0	0	0	0	0
	$24.94 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc. its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2014:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other compensation benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2014.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski	$10,001 - $50,000
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund II, Inc.

Date:	July 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund II, Inc.

Date:	July 1, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Quality Fund II, Inc.

Date:	July 1, 2014